UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 25, 2006


                         INTERNATIONAL POWER GROUP, LTD.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                    (State of incorporation or organization)

                                     0-51449
                            (Commission file number)

                                   20-1686022
                      (I.R.S. Employer Identification No.)


                     6 Glory Lane, Sussex, New Jersey 07461
                    (Address of principal executive offices)


                                 (973) 875-6423
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

      On January 25, 2006, International Power Group, Ltd. (the "Registrant") entered into a continuing services agreement for consulting services with Stone & Webster Management Consultants, Inc. ("SWMC"). Pursuant to this agreement, SWMC, a member of the Shaw Group, Inc. (NYSE:SGR), has been retained to provide consulting services in connection with the Registrant's proposed acquisition of sites for and development of power plants throughout the world. The consulting services may include: ongoing reviews in support of the Registrant's selection of sites for construction of power plants that will be utilizing the Registrant's proprietary technology, the providing of reports regarding the concerns and potential benefits associated with the proposed sites, and providing opinions regarding the reasonableness of the anticipated operating costs, marginal cost of production, capital expenditures, and availability assumptions over the period of the long term financing associated with each of the proposed sites. The agreement calls for the Registrant to pay only for consulting services actually provided on a per man-hour basis. No other material relationship exists between the Registrant and SWMC and/or The Shaw Group, Inc.

      At this time, SWMC and the Shaw Group, Inc. consider the actual agreement, under its terms, to be confidential. In order to be timely with the reporting requirements under the Securities Exchange Act of 1934, as amended, the Registrant has filed this Form 8-K Current Report without a copy of the executed agreement attached as an exhibit hereto. The Registrant will seek permission from SWMC and/or the Shaw Group, Inc. to waive confidentiality. In the event confidentiality is waived, the Registrant will file a copy of the executed agreement in an amendment to this Form 8-K Current Report. In the event that this permission is not granted, the Registrant may be required to request confidential treatment from the Securities and Exchange Commission regarding aforementioned agreement. However, the parties are of the opinion that, under the rules governing the Form 8-K Current Report, continuing services agreements, such as the agreement referred to herein, are not required to be included as exhibits in the Form 8-K.


Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 INTERNATIONAL POWER GROUP, LTD.

Date: January 30, 2006                           By: /s/ Peter Toscano
                                                     ---------------------------
                                                     Peter Toscano
                                                     President